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                                                                    Exhibit 10.4

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (the "Guaranty") is dated as of the 24th day of September, 1997, between THE PROVIDENT BANK, an Ohio banking corporation ("Provident"), and WARNER-LAMBERT COMPANY, a Delaware corporation (the "Guarantor").

                              PRELIMINARY STATEMENT
                              ---------------------

         Duramed Pharmaceuticals, Inc., a Delaware corporation (the "Borrower"), has requested from Provident a loan in the sum of Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00) (the "Loan") for the purpose of refinancing the Borrower's pharmaceutical facility located at 5040 Lester Road, Cincinnati, Ohio 45213 (the "Premises"). The Loan will be evidenced by a Promissory Note in the amount of the Loan (the "Note") dated the date hereof, and will be secured by an Open-End Mortgage (the "Mortgage") and an Assignment of Leases, Rents and Proceeds (the "Assignment of Leases"). All obligations of Borrower to Provident under the Note, the Mortgage and the Assignment of Leases are hereinafter collectively referred to as the "Indebtedness."

         NOW, THEREFORE, the parties hereto agree as follows:

         1. To induce Provident to make the Loan, the Guarantor hereby absolutely and unconditionally guarantees the Indebtedness, subject to the other terms and conditions of this Guaranty. The Guarantor undertakes this guarantee of the aforementioned payment and performance by Borrower notwithstanding that any portion of the Indebtedness shall be void or voidable as between the Borrower and any of its creditors including, any bankruptcy trustee of the Borrower. The liability of the Guarantor shall be limited to a principal amount of Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00), plus interest thereon as provided in the Note, and all costs of collection (including reasonable attorneys' fees) and all expenses reimbursable pursuant to Paragraph 2 hereof.

         2. This Guaranty is a guarantee of payment and not a guarantee of collection. Notwithstanding the foregoing, upon Borrower's failure to pay any portion of the Indebtedness promptly when due, prior to making any demand upon Guarantor under this Guaranty, Provident shall first, by written notice, make demand upon the Borrower, with a copy of such notice to Guarantor, to pay such portion of the Indebtedness as is then due, unless provision of such a notice shall be prohibited under Title 11 U.S. Code or successor statute, in which case such notice shall be deemed to have been given as of the date of effectiveness of the prohibition of such notice. Not less than thirty (30) days after such notice shall have been given or deemed given, Provident, at its sole option, may demand payment from the Guarantor of all or any part of the Indebtedness then due and owing, or may proceed against the Guarantor (or an additional guarantor, if there be any, or against any one or more of the foregoing) to collect the Indebtedness, with or without proceeding against the Borrower, any co-maker or co-surety or co-guarantor, any indorser or any collateral held as security for the Indebtedness. The Guarantor agrees to reimburse Provident for all reasonable

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expenses of any nature whatsoever including, without limitation, reasonable attorneys' fees, incurred or paid by Provident in exercising any right, power or remedy against Guarantor conferred by this Guaranty. Any and all payments upon the Indebtedness made by the Borrower, Guarantor or any other person, or from the proceeds of any collateral held as security for the Indebtedness, may be applied by Provident against the Indebtedness in whatever manner it may determine in its sole discretion. Until the Indebtedness is paid in full, Guarantor shall not exercise any right of subrogation with respect to payments made by Guarantor pursuant to this Guaranty.

         3. The liability of Guarantor and the rights of Provident under this Guaranty shall not be impaired or affected in any manner by, and Guarantor hereby consents in advance to and waives any requirement of notice for, any (a) disposition, impairment, release, surrender, substitution, or modification of any collateral securing the Indebtedness or the obligations created by this Guaranty or any failure to perfect a security interest in any collateral; (b) release (including adjudication or discharge in bankruptcy) or settlement with any person primarily or secondarily liable for the Indebtedness (including, without limitation, any maker, indorser, guarantor or surety); (c) delay in enforcement of payment of the Indebtedness or delay in enforcement of this Guaranty; (d) delay, omission, waiver, or forbearance in exercising any right or power with respect to the Indebtedness or this Guaranty; (e) defense arising from the enforceability or validity of the Indebtedness or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto;
(f) any defenses or counterclaims that the Borrower may assert on the Indebtedness, including, but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction and usury; or (g) other act or omission which might constitute a legal or equitable discharge of Guarantor. Except such notices and demands as are expressly required hereby, Guarantor waives presentment, protest, demand for payment, any right of set-off, notice of dishonor or default, notice of acceptance of this Guaranty, notice of the incurring of any of the Indebtedness and notice of any other kind in connection with the Indebtedness or this Guaranty. Notwithstanding the foregoing, during the time the Indebtedness remains outstanding, Provident will not, without the prior written consent of Guarantor, which consent shall not be unreasonably delayed or withheld, agree to any modification to any material term or condition of the documents which evidence the Indebtedness.

         4. The Guarantor agrees that in the event of (a) the dissolution or insolvency of Borrower, (b) the inability of Borrower generally to pay its debts as they become due, (c) an assignment by Borrower for the benefit of its creditors, (d) the institution by Borrower of any action or proceeding with respect to itself under Title 11 U.S. Code or successor statute, or (e) the institution by another entity of any action or proceeding with respect to Borrower under Title 11 U.S. Code or successor statute, and continuance of such proceeding for sixty (60) days without dismissal, and whether or not such event shall occur at a time when the Indebtedness is not then due and payable, the Guarantor shall upon demand by Provident pay the Indebtedness to Provident as if the Indebtedness was then due and payable.

         5. In the event (a) any demand is made by Provident for payment by Guarantor of any amount less than payment in full of the Indebtedness, or (b) four (4) monthly payments of interest

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remain outstanding at any one time (or such lesser number of payments as
Provident shall agree in writing), then in any of said events, Guarantor shall have the option to promptly tender to Provident the full amount owing under this Guaranty.

         6. Upon the payment by Guarantor of all amounts owing under this Guaranty, Provident shall (a) endorse and deliver to Guarantor the Note, without recourse and without any warranties whatsoever, except that Provident has good title to the Note, and (b) execute non-recourse assignments of the Mortgage and the Assignment of Leases, and Guarantor shall be subrogated to the rights of Provident in respect of such Indebtedness.

         7. Provident will exercise its reasonable efforts to provide to Guarantor copies of the following documents in its possession during the term of the Note: (a) default notices with respect to the Indebtedness sent by Provident to Borrower, and (b) billing statements with respect to the Indebtedness sent by Provident to Borrower; PROVIDED, that the failure by Provident to provide copies of such documents will not (i) impair its rights under this Guaranty, or (ii) constitute a defense available to Guarantor under this Guaranty, or (iii) give rise to any damage claim against Provident or any other liability on Provident's part to Guarantor.

         8. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal, interest or any other amount with respect to the Indebtedness is rescinded or must otherwise be restored by Provident upon the bankruptcy or reorganization of Borrower, any other person or otherwise.

         9. In order to secure the payment of the Indebtedness and the obligations created by this Guaranty, the Guarantor hereby grants to Provident a security interest in the accounts, securities, and properties in which the Guarantor has any interest, and that are now, or are at any time hereafter, in the possession of Provident. The Guarantor shall promptly provide to Provident hereafter such financial information as it regularly distributes to its shareholders and at approximately the same time as such information is distributed to such shareholders.

         10. Provident shall not be compelled to resort first to any collateral for payment of any of the Indebtedness or the obligations created by this Guaranty but may, at its election, require the obligation to be paid by the Guarantor, with or without suit.

         11. Guarantor agrees that with respect to any uncured event of default under the Note, the Mortgage or the Assignment of Leases, Provident shall have the sole option to declare or not to declare a default thereunder, or to waive any such default from time to time, or to waive the right from time to time to accelerate the Indebtedness after declaring a default, without in any way affecting its right, after it does declare a default under the Note, the Mortgage or the Assignment of Leases, to require payment from the Guarantor under this Guaranty. After the declaration of any default by Provident under the Note, the Mortgage or the Assignment of Leases, Provident shall have the sole right to determine whether to apply payments received from the Borrower toward obligations under the Indebtedness or any other obligations owing by Borrower to Provident.

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         12. This Guaranty shall inure to the benefit of and bind the parties hereto, their successors and assigns, and their legal representatives or heirs. Provident may, at its option, assign this Guaranty to any lending institution, bank holding company, insurance company or the like, which becomes the indorsee or assignee of any part of the Indebtedness, or who is in possession of or the bearer of any part of the Indebtedness that is payable to the bearer, and the Guarantor shall continue to be liable under this Guaranty to such other party to the extent of such indorsed, assigned, or possessed Indebtedness.

         13. This Guaranty and all the rights and obligations of the parties thereto shall be governed by the laws of the State of Ohio.

         14. As a specifically bargained inducement for Provident to extend credit to Borrower (a) THE GUARANTOR HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS GUARANTY OR ARISING IN ANY WAY FROM THE INDEBTEDNESS OR TRANSACTIONS INVOLVING PROVIDENT AND THE BORROWER, AND (b) THE GUARANTOR HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CINCINNATI, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS GUARANTY, ITS MAKING, VALIDITY OR PERFORMANCE, SHALL BE PROSECUTED AS TO ALL PARTIES, THEIR PERMITTED SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION, THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

         15. The Guarantor warrants that it has the corporate power to execute this Guaranty, that all the necessary corporate actions have been taken to permit the Guarantor to give this Guaranty, and that the person executing this Guaranty is duly empowered to do so on behalf of the Guarantor.

         16. Provident warrants that it has the corporate power to execute this Guaranty, that all the necessary corporate actions have been taken to permit Provident to enter into this Guaranty, and that the person executing this Guaranty is duly empowered to do so on behalf of Provident.

         17. Provident warrants that (a) true and correct copies of the Note, the Mortgage and the Assignment of Leases are attached hereto Exhibits A, B, and C, respectively; (b) it has no ownership or security interest in any of the equipment listed on Exhibit D attached hereto; and (c) the Loan constitutes all loans held by Provident which are secured by the Mortgage and the Assignment of Leases.

         18. This Guaranty sets forth the complete agreement of the parties with respect to the subject matter hereof and expressly supersedes the prior or contemporaneous representation or agreement.

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         19. No modification or amendment of this Guaranty shall be effective unless in writing, signed by the party against whom enforcement is sought. No waiver of any term or provision of this Guaranty shall be effective unless in writing and only for the instance then given.

         20. Any notice or consent required or permitted to be given under this Guaranty shall be sufficient if made in writing and sent via courier, fax or certified mail, postage prepaid, and shall be effective when received by the party to whom sent.

             If to Provident, to:

                                     The Provident Bank
                                     One East Fourth Street
                                     Seventh Floor
                                     Cincinnati, Ohio 45202
                                     Attention:        Robert L. Hoverson
                                                       Executive Vice President
                                     FAX:              (513) 345-7185

             with a copy (which copy
             shall not constitute
             notice) to:

                                     The Provident Bank
                                     One East Fourth Street
                                     Fourth Floor
                                     Cincinnati, Ohio 45202
                                     Attention:       Mark E. Magee
                                                      Senior Vice President and General Counsel
                                     FAX:             (513) 763-8069

             If to Guarantor, to:

                                     Warner-Lambert Company
                                     201 Tabor Road
                                     Morris Plains, New Jersey 07950
                                     Attention:       Vice President, Pharmaceuticals Manufacturing
                                     FAX:             (201) 540-7269

             with a copy to:         Attention:       President and CEO
                                     FAX:             (513) 731-1403

                                     Attention:       Gregory L. Johnson
                                                      Vice President and General Counsel


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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Guaranty on and as of the date first above set forth.

                                       THE PROVIDENT BANK



                                       By:   /s/ Richard M. Sterling
                                          ______________________________________

                                       Its:  Vice President
                                           _____________________________________

                                       Date: September 24, 1997
                                            ____________________________________


                                       WARNER-LAMBERT COMPANY



                                       By:   /s/ Anthony H. Wild
                                          ______________________________________

                                       Its:  Dr. Anthony H. Wild,
                                             Vice President and President
                                             Pharmaceutical Sector
                                           _____________________________________

                                       Date:____________________________________